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                         Prudential Utility Fund, Inc.
                     Supplement dated November 14, 1996 to
                         Prospectus dated March 1, 1996
    The following information supplements ``How the Fund Invests--Investment Objective and Policies'' in the Prospectus:
    The Fund's investment objective is to seek total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective through investment in equity and debt securities of utility companies, which include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies.
    The following information supplements ``How the Fund Invests--Hedging and Return Enhancement Strategies--Options Transactions'' and ``How the Fund Invests--Other Investments and Policies--When-Issued and Delayed Delivery Securities'' in the Prospectus:
    In circumstances where the Fund's custodian maintains a segregated account of the Fund for covered call options transactions or the purchase of when-issued or delayed delivery securities, the funds to be maintained in a segregated account include cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the Fund's commitments.
MF 105C-2 (11/14/96)